                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 4, 2005

                                 TRANSPRO, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                     1-13894                 34-1807383
---------------------------  -------------------------- -----------------------
     (State or Other           (Commission File No.)         (I.R.S. Employer
       Jurisdiction                                         Identification No.)
    of Incorporation)

     100 GANDO DRIVE, NEW HAVEN, CONNECTICUT                  06513
   (Address of Principal Executive Offices)                 (Zip Code)

               Registrant's telephone number,including area code:
                                 (203) 401-6450

                                       N/A
              ---------------------------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

         On February 9, 2005, Transpro, Inc. issued a press release announcing that on February 4, 2005, the Antitrust Division of the Department of Justice
and the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, applicable to the merger of the aftermarket business of Modine Manufacturing Company into
Transpro. A copy of the press release is attached as Exhibit 99.1 hereto.

 ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

                    EXHIBIT NO.                      DESCRIPTION
                    --------------      ----------------------------------------
                    99.1                February 9, 2005 press release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRANSPRO, INC.

Date: February 9, 2005        By: /s/ RICHARD A. WISOT
                                 -----------------------------------
                                  Richard A. Wisot
                                  Vice President, Treasurer, Secretary and Chief
                                  Financial Officer